================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 2, 2002



                               PALWEB CORPORATION
             (Exact name of registrant as specified in its charter)







          OKLAHOMA                   000-26331                  75-1984048
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
     of incorporation)                                      Identification No.)


                 1607 WEST COMMERCE STREET, DALLAS, TEXAS 75208
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 698-8330

   Former name or former address, if changed since last report: NOT APPLICABLE
================================================================================

ITEM 5. OTHER EVENTS

     On April 22, 2002, the shareholders of PalWeb Corporation, a Delaware corporation ("PalWeb Delaware"), approved a plan of reorganization having the effect of changing PalWeb Delaware's state of incorporation from Delaware to Oklahoma (the "Reincorporation"). The Reincorporation was accomplished on May 2, 2002, by merging PalWeb Delaware into PalWeb Oklahoma Corporation, an Oklahoma corporation ("PalWeb Oklahoma"), a newly-formed, wholly-owned subsidiary of PalWeb Delaware (the "Merger"). PalWeb Oklahoma was then renamed PalWeb Corporation (the "Company") and continued conducting business as the successor to PalWeb Delaware. The Board of Directors of the Company believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Delaware to Oklahoma.

     The Merger did not result in any change in the number of shares owned or percentage of ownership of any shareholder of the Company. Upon completion of the Merger, each outstanding share of PalWeb Delaware's Common Stock and each share of PalWeb Delaware's Convertible Preferred Stock were automatically converted into one share of Common Stock, par value $0.0001 per share, of PalWeb Oklahoma. Each outstanding share of PalWeb Delaware's Series 2001 12 % Cumulative Convertible Senior Preferred Stock ("2001 Preferred Stock") was automatically converted into one share of 2001 Preferred Stock of PalWeb Oklahoma with identical terms. The Company's Common Stock continues to be traded on the National Association of Securities Dealers Automatic Quotation over-the-counter bulletin board system without interruption and under the same symbol ("PAEB").

     The Reincorporation and Merger did not result in any change in the business, management, location of the principal executive offices, assets, liabilities or shareholders' equity of the Company. The Company continues to possess all the assets and is responsible for all the liabilities of PalWeb Delaware. Since the Oklahoma General Corporation Act is substantially equivalent to the Delaware General Corporation Law, the Reincorporation did not represent a material change to the laws governing the Company and its shareholders. As a result of the Reincorporation, the Company is, however, operating under a new certificate of incorporation and bylaws which are filed as exhibits to this report. PalWeb Delaware's stock option plan is being continued by the Company under the same terms and conditions.

     The Company's new certificate of incorporation includes provisions that:

     1. effected an increase in the authorized Common Stock of the Company from 250,000,000 to 5,000,000,000 shares;

     2. decreased the par value of the Company's Common Stock from $0.10 to $0.0001 per share;

     3. recognized as a separate series of preferred stock the 2001 Preferred Stock with 750,000 shares outstanding and authorized; and

     4. authorized 20 million additional shares of preferred stock that may be issued from time to time and on such terms as the Board of Directors may determine without action by the shareholders.

     The new certificate of incorporation also includes provisions that authorize the Board of Directors to effect a reverse split of all outstanding shares of the Common Stock of the Company at an exchange ratio of not more than 1-for-100. The Board of Directors has the sole discretion to elect, as it determines to be in the best interests of the Company and its shareholders, whether or not to effect a reverse stock split, and if so, at what exchange ratio, at any time in the future when the Board of Directors determines that a reverse stock split is necessary or in the best interest of the Company and its shareholders.

     A detailed discussion of the Reincorporation and Merger, including the reasons therefor, was included in PalWeb Delaware's Information Statement filed on March 22, 2002, in connection with PalWeb Delaware's April 22, 2002 annual meeting.

     At the effective time of the Merger, the Common Stock, par value $0.10 per share, of PalWeb Delaware was registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"). By operation of Rule 12g-3(a) of the Exchange Act regulations, the Common Stock, par value $0.0001 per share, of the Company as the successor issuer shall be deemed registered under the same Section 12(g) of the Act.

Description of Common Stock
---------------------------

     Holders of the Company's Common Stock are entitled to one vote per share on all matters submitted to shareholders, subject to the rights granted to holders of the Company's 2001 Preferred Stock as discussed below. Holders of Common Stock have no cumulative voting rights. Consequently, the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect all of the directors to be elected by holders of Common Stock, and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

     Holders of Common Stock do not have any preemptive rights for the purchase of additional shares of any class of the Company's capital stock or other subscription rights. The Common Stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions.

     Holders of Common Stock are entitled to receive and to share ratably in such dividends as may be declared by the Board of Directors out of funds legally available therefor, subject to the prior rights of holders of any outstanding series of preferred stock, which at this time consist of such rights granted to holders of 2001 Preferred Stock as discussed below.

     In the event of dissolution or winding up of the affairs of the Company, holders of Common Stock are entitled to share ratably in all assets remaining after payments to all creditors and payments required to be made, if any, with respect to any outstanding shares of any series of preferred stock.

     The Board of Directors may authorize the issuance of authorized shares of Common Stock without shareholder approval to such persons and for such consideration as the Board may determine.

     The rights of the holders of Common Stock are subject to the prior rights and preferences, if any, of any preferred stock which may be issued in the future. The Board of Directors has the authority to issue shares of preferred stock in series from time to time for such consideration as the Board may determine, and has the further authority to establish the number of shares to be included in each series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

     Reference is made to the Company's certificate of incorporation and bylaws, as well as applicable provisions of the Oklahoma General Corporation Act, for a more complete description concerning the rights and liabilities of holders of the Company's Common Stock.

Description of Warrants and 2001 Preferred Stock
------------------------------------------------

     As of May 2, 2002, the Company had issued and outstanding 750,000 shares of 2001 Preferred Stock and Warrants to purchase up to 225,000,000 shares of Common Stock.

     Each share of the 2001 Preferred Stock has a stated value of $10 per share and is convertible at any time into 350 shares of Common Stock of the Company or a total of 262,500,000 shares, which is an effective conversion price of $0.0286 per share. Holders of the 2001 Preferred Stock are entitled to cumulative dividends of 12% per annum, $1.20 per share, or a total of $900,000. So long as any shares of the 2001 Preferred Stock shall remain outstanding, no dividends (other than a dividend payable in Common Stock) may be declared or paid upon any class of stock or series thereof ranking junior to the 2001 Preferred Stock in the payment of dividends, nor may any shares of any class of stock or series thereof ranking junior to the 2001 Preferred Stock be redeemed or purchased by the Company or any subsidiary, nor may any monies be paid to or made available for a sinking fund for the redemption or purchase of any shares of any class of stock or series thereof ranking junior to the 2001 Preferred Stock, unless in each instance full cumulative cash dividends on all outstanding shares of the 2001 Preferred Stock payable on all previous dividend payment dates and the cash dividend for the then current quarterly dividend period shall have been paid or declared and sufficient funds set apart therefor.

     Holders of the 2001 Preferred Stock do not have any voting rights, except in the event that the Company fails to declare and pay dividends on the 2001 Preferred Stock at the required rate for two consecutive dividend payment dates. In such event, the holders of 2001 Preferred Stock will be entitled to vote as a separate group for election of additional members of the Board of Directors (not less than 60% of the Board of Directors), which voting rights may be exercised at the next annual meeting of shareholders or at any special meeting of shareholders held in lieu thereof after the fourth such payment date at which directors are elected and at which the holders of not less than a majority of the shares of the 2001 Preferred Stock, then outstanding, are present in person or by proxy. Such voting rights will remain vested until all accrued and unpaid dividends on the 2001 Preferred Stock are declared and paid.

     Upon the liquidation or dissolution of the Company, holders of the 2001 Preferred Stock shall be entitled to receive payment of the stated value per share held by them plus any accrued and unpaid dividends and interest thereon to the date of final distribution to such holders before any distribution of assets is made to holders of Common Stock or any series of preferred stock ranking junior to the 2001 Preferred Stock in distribution of assets upon liquidation. The 2001 Preferred Stock is not subject to redemption by the Company and is not subject to any sinking fund for the retirement or redemption of such shares. The number of authorized shares of 2001 Preferred Stock may be increased or decreased by resolutions duly adopted by the Board of Directors and the filing of a certificate pursuant to the provisions of the Oklahoma General Corporation Act stating that such increase or decrease has been so authorized.

     The Warrants are exercisable at a price of $0.10 per share for a period of four years from the date of issuance, subject to acceleration of the expiration date for three separate 25% tranches of the total Warrants, if the Company's Common Stock trades at prices of $0.15, $0.20 and $0.25 per share, respectively.

     The Company and Westgate Investments, L.P. ("Westgate"), entered into a Shareholders and Voting Agreement dated January 4, 2002, as amended on January 21, 2002 (the "Shareholders Agreement"). As of May 2, 2002, Westgate held 573,698 shares of 2001 Preferred Stock and Warrants to purchase 172,109,340 shares of Common Stock. Pursuant to the Shareholders Agreement, the parties agreed, among other things, that Westgate shall have the right to:

     o designate for nomination by management for election to the Board of Directors at least two-thirds of the members of the Board for as long as Westgate holds at least 5% of the 2001 Preferred Stock or Common Stock of the Company;

     o designate one of the Westgate designees for appointment on every committee of the Board of Directors of the Company for as long as Westgate continues to have one or more designees serving on the Board of Directors of the Company; and

     o routinely consult with, and advise, the management of the Company regarding the Company's operations.

In addition, the Shareholders Agreement provides that the following actions may not be taken without the prior approval of 60% of the members of the Board of Directors of the Company:

     o  amend the certificate of incorporation or bylaws of the Company;

     o consolidate with, or merge with or into, any entity, except for certain mergers of wholly owned subsidiaries of the Company with or into the Company;

     o make certain sales, leases, transfers or dispositions of the properties or assets of the Company;

     o  change the general nature of the business of the Company;

     o  make certain acquisitions or issuances of shares of the Company;

     o enter into certain commitments or obligations for the grant of options, warrants or rights to acquire or issue shares of the Company;

     o incur any funded indebtedness, except for indebtedness incurred as contemplated by an annual budget, incurred under the Company's primary credit facility, or in an aggregate amount not exceeding $250,000;

     o make any investment by the Company in any entity other than a wholly-owned subsidiary in an amount exceeding $100,000;

     o  pay any dividends on shares of Common Stock of the Company;

     o file any petition seeking to reorganize the Company pursuant to, or to obtain relief under, any federal or state bankruptcy or insolvency law;

     o  dissolve, liquidate or wind-up of the affairs of the Company;

     o appoint or dismiss the chief executive officer, the president, the chief operating officer, the chief financial officer or any senior vice president of the Company; or

     o make any capital expenditures not approved in an annual budget in an aggregate amount exceeding $250,000 in any fiscal year.

     Reference is made to the Company's certificate of incorporation and bylaws, as well as applicable provisions of the Oklahoma General Corporation Act, for a more complete description concerning the rights and liabilities of holders of the 2001 Preferred Stock and Warrants.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired:

          Not applicable.

     (b)  Pro forma financial information:

          Not applicable.

     (c)  Exhibits:

     The following exhibits are filed as part of this report:

Exhibit No.    Description
-----------    -----------

     2.1 Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware Corporation, into PalWeb Oklahoma Corporation, an Oklahoma Corporation filed with the Delaware Secretary of State on May 2, 2002.

     2.2 Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware Corporation, into PalWeb Oklahoma Corporation, an Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002.

     3.1 Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002.

     3.2       Bylaws of PalWeb Oklahoma Corporation as adopted on May 2, 2002.

               Instruments Defining the Rights of Security Holders:

     4.1 Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002 (included in
               Exhibit 3.1).

     4.2 Securities Purchase Agreement by and among PalWeb Corporation and certain purchasers dated January 4, 2002 (incorporated herein by reference to Exhibit 10.7 of PalWeb Corporation's Form 10-QSB for the Quarterly Period Ended November 30, 2001, filed on January 14, 2002).

     4.3 Shareholders and Voting Agreement by and among PalWeb Corporation and certain shareholders dated January 4, 2002 (incorporated herein by reference to Exhibit 10.8 of PalWeb Corporation's Form 10-QSB for the Quarterly Period Ended November 30, 2001, filed on January 14, 2002).

     4.4 Form of Common Stock Purchase Warrant used in connection with Securities Purchase Agreement by and among PalWeb Corporation and certain purchasers dated January 4, 2002 (incorporated herein by reference to Exhibit 10.9 of PalWeb Corporation's Form 10-QSB for the Quarterly Period Ended November 30, 2001, filed on January 14, 2002).

     4.5 Amendment No. 1 to Securities Purchase Agreement by and among PalWeb Corporation and certain purchasers dated January 21, 2002 (incorporated herein by reference to Exhibit 10.1 of PalWeb Corporation's Form 10-QSB for the Quarterly Period Ended February 28, 2002, filed on April 12, 2002).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PALWEB CORPORATION


                                  By:  /s/ Paul A. Kruger
                                      ------------------------------------
Date:  May 14, 2002                   Paul A. Kruger
                                      Chairman of the Board and President